UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2013

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On August 19, 2013, Viacom Inc. (the “Company”) issued and sold $500,000,000 aggregate principal amount of 2.500% Senior Notes due 2018 (the “2018 Senior Notes”), $1,250,000,000 aggregate principal amount of 4.250% Senior Notes due 2023 (the “2023 Senior Notes”) and $1,250,000,000 aggregate principal amount of 5.850% Senior Debentures due 2043 (the “Senior Debentures” and, together with the 2018 Senior Notes and the 2023 Senior Notes, the “Securities”) pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-184770) previously filed with the Securities and Exchange Commission (the “Registration Statement”). A copy of the opinion of Shearman & Sterling LLP relating to the legality of the Securities is filed as Exhibit 5.1 to this Report. In connection with the issuance and sale of the Securities, on August 19, 2013, the Company and The Bank of New York Mellon, as trustee (the “Trustee”), entered into a sixteenth supplemental indenture (the “Sixteenth Supplemental Indenture”) to the Indenture, dated as of April 12, 2006, between the Company and the Trustee. The Sixteenth Supplemental Indenture is filed as Exhibit 4.1 to this Report.

The Company incorporates by reference the exhibits filed herewith into the Registration Statement, pursuant to which the Securities were registered.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.	The following exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

4.1	Sixteenth Supplemental Indenture, dated as of August 19, 2013, between Viacom Inc. and The Bank of New York Mellon, as Trustee (including forms of the Securities).

5.1	Opinion of Shearman & Sterling LLP.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas

	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date: August 19, 2013

Exhibit Index

Exhibit No.	Description of Exhibit

4.1	Sixteenth Supplemental Indenture, dated as of August 19, 2013, between Viacom Inc. and The Bank of New York Mellon, as Trustee (including forms of the Securities).

5.1	Opinion of Shearman & Sterling LLP.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).